UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2019

Kiniksa Pharmaceuticals, Ltd.

(Exact name of Registrant as Specified in Its Charter)

Bermuda	001-730430	98-1327726
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Kiniksa Pharmaceuticals, Ltd.

Clarendon House

2 Church Street

Hamilton HM11, Bermuda
(808) 451-3453

(Address, zip code and telephone number, including area code of principal executive offices)

Kiniksa Pharmaceuticals Corp.

100 Hayden Avenue

Lexington, MA, 02421

(781) 431-9100

(Address, zip code and telephone number, including area code of agent for service)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Shares $0.000273235 par value	KNSA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 29, 2019, Kiniksa Pharmaceuticals, Ltd. (the “Company”) held its Annual Meeting of  Shareholders (the “Annual Meeting”).  Holders of the Company’s Class A common shares (“Class A Common Shares”) and Class B common shares (“Class B Common Shares”) as of the close of business on April 12, 2019 (the “Record Date”) were entitled to notice of and to vote at the Annual Meeting.  Each Class A common share is entitled to one vote per share and each Class B common share is entitled to ten votes per share.  A total of 17,239,018 Class A common shares and 4,163,214 of Class B common shares were present in person or represented by proxy at the meeting, representing 90.01% of the combined voting power of the Class A common shares and Class B common shares entitled to vote at the Annual Meeting (voting together as a single class), which constituted a quorum for the transaction of business at the meeting.

The following are the voting results for the proposals considered and voted upon at the Annual Meeting, all of which were described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 17, 2019.

Proposal 1 — The election of (a) Sanj K. Patel, Thomas R. Malley and Richard S. Levy as Class I directors to serve until the 2022 Annual Meeting of Shareholders, and until their respective successors have been duly elected and qualified, (b) Stephen R. Biggar and Barry D. Quart as Class II directors to serve until the 2020 Annual Meeting of Shareholders, and until their respective successors have been duly elected and qualified, and (c) Felix J. Baker, Tracey L. McCain and Kimberly J. Popovits as Class III directors to serve until the 2021 Annual Meeting of Shareholders, and until their respective successors have been duly elected and qualified.

NOMINEE	Votes FOR	Votes WITHHELD	Broker Non-Votes
Sanj K. Patel	56,164,096	1,174,402	1,532,660
Thomas R. Malley	54,756,045	2,582,453	1,532,660
Richard S. Levy	57,321,585	16,913	1,532,660
Stephen R. Biggar	54,638,927	2,699,571	1,532,660
Barry D. Quart	56,161,912	1,176,586	1,532,660
Felix J. Baker	54,546,550	2,791,948	1,532,660
Tracey L. McCain	56,164,516	1,173,982	1,532,660
Kimberly J. Popovits	54,703,074	2,635,424	1,532,660

Proposal 2 — The (a) appointment of PricewaterhouseCoopers LLP as the Company’s auditor for statutory purposes under the Bermuda Companies Act of 1981, as amended, until the close of the Company’s next Annual Meeting of Shareholders, (b) delegation to the Company’s Board of Directors, through the Audit Committee of the Board of Directors, of the authority to set the auditor’s remuneration for such period, and (c) ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
58,869,762	1,395	1	0

Based on the foregoing votes, (a) Sanj K. Patel, Thomas R. Malley and Richard S. Levy were elected as Class I directors, Stephen R. Biggar and Barry D. Quart were elected as Class II directors, and Felix J. Baker, Tracey L. McCain and Kimberly J. Popovits were elected as Class III directors and (b) Proposal 2 was approved.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINIKSA PHARMACEUTICALS, LTD.

Date: June 4, 2019	By:	/s/ Thomas Beetham
Thomas Beetham
Chief Legal Officer

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